May 01, 2017

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED MAY 19, 2017

TO THE

PROSPECTUS DATED MAY 1, 2017

GOLDMAN SACHS MID CAP VALUE PORTFOLIO

The Board of Trustees of Brighthouse Funds Trust I (formerly, Met Investors Series Trust) (the “Trust”) has approved a change of subadviser for the Goldman Sachs Mid Cap Value Portfolio (the “Portfolio”) from Goldman Sachs Asset Management, L.P. (“Goldman”) to Wells Capital Management Incorporated (“WellsCap”) to be effective on or about June 1, 2017, pursuant to a new subadvisory agreement between the Trust’s investment adviser, Brighthouse Investment Advisers, LLC, and WellsCap. Effective on or about June 1, 2017, the name of the Portfolio will change to Wells Capital Management Mid Cap Value Portfolio, and, unless noted otherwise below, all references to the former name of the Portfolio contained in the Prospectus will change to the Portfolio’s new name and references to Goldman contained in the Prospectus will change to WellsCap. The Insurance Companies (as defined in the Prospectus) may temporarily continue to refer to Goldman in their forms and communications until such documents can be revised.

In connection with the changes described above, the following changes to the Portfolio’s Prospectus are effective on or about June 1, 2017:

In the Portfolio Summary, the disclosure in the section entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Wells Capital Management Incorporated (“WellsCap” or “Subadviser”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s net assets in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Midcap Value Index® at the time of investment. The market capitalization range of the Russell Midcap® Value Index was approximately $644 million to $38.7 billion as of December 31, 2016, and is expected to change frequently.

WellsCap looks for undervalued companies that it believes have the potential for above average capital appreciation with below average risk. Rigorous fundamental research drives WellsCap’s search for companies with favorable reward-to-risk ratios and that possess a long-term competitive advantage provided by a durable asset base, strong balance sheets, and sustainable and superior cash flows. Typical investments include stocks of companies that are generally out of favor in the marketplace, or are undergoing reorganization or other corporate action that may create above-average price appreciation. WellsCap regularly reviews the investments of the Portfolio and may sell a portfolio holding when a stock nears its price target, downside risks increase considerably, the company’s fundamentals have deteriorated, or WellsCap identifies a more attractive investment opportunity.

WellsCap may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Portfolio’s performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments for purposes of maintaining liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Portfolio may not achieve its objective.

In the Portfolio Summary, the following disclosure is added at the end of the first paragraph of the section entitled “Past Performance”:

Effective June 1, 2017, WellsCap became the subadviser to the Portfolio. Investment performance prior to that date is attributable to the former investment subadviser to the Portfolio.